PBHG Funds

                    Prospectus Supplement Dated July 23, 2001


This Supplement updates certain information contained in the PBHG Class Shares' Prospectus dated July 16, 2001. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

The information on page 60 of the PBHG Class Shares' Prospectus under the heading "The Portfolio Managers" is updated as follows:

Effective July 18, 2001, Michael S. Sutton, the Portfolio Manager of the Large Cap Growth, Large Cap 20 and Select Equity Funds, has become the Chief Investment Officer of Pilgrim Baxter. Gary L. Pilgrim continues to serve as President of Pilgrim Baxter and of PBHG Funds, as well as Portfolio Manager of the Growth, New Opportunities and Core Growth Funds.